Supplement dated May 13, 2025, to the Prospectus dated May 1, 2025, for

Protective Dimensions V Variable Annuity contracts

Issued by Protective Life Insurance Company

Protective Variable Annuity Separate Account

This Supplement amends certain information in your variable annuity contract prospectus. Please read this Supplement carefully and keep it with your prospectus for future reference. You may obtain a current prospectus by visiting www.protective.com/productprospectus or by calling 1-800-456-6330.

The second paragraph and related bullet points in the DEATH BENEFIT – Selecting a Death Benefit – Optional Maximum Daily Value Death Benefit section of the prospectus is deleted and replaced with the following:

We will determine a daily value for each Valuation Date occurring before the earlier of the older Owner’s 83rd birthday or the deceased Owner’s date of death. Each daily value is equal to the sum of:

•	the Contract Value on that Valuation Date; plus

•	All Purchase Payments since the last Valuation Date; minus

•	An adjustment for each withdrawal (including any withdrawal made under the SecurePay Income rider) since the last Valuation Date.

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If you have any questions regarding this supplement, please work with your financial professional or contact us toll free at 1-800-456-6330.